Exhibit 32


    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                         OF TIMBERLAND BANCORP, INC.
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    Each of the undersigned hereby certifies in the capacity indicated below, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Annual Report on Form 10-K, that:

    1. the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

    2. the information contained in the report fairly presents, in all material respects, the Company's financial condition and results of operations, as of the dates and for the periods presented in the financial statements included in such report.





/s/ Michael R. Sand                         /s/ Dean J. Brydon
----------------------------                ---------------------------
Michael R. Sand                             Dean J. Brydon
Chief Executive Officer                     Chief Financial Officer


Dated: December 11, 2009

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